Fees Summary	Mar. 17, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 89,042,349.76
Previously Paid Amount	0
Total Fee Amount	13,632.39
Total Offset Amount	0
Net Fee	$ 13,632.39